UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CLOUGH GLOBAL OPPORTUNITIES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLOUGH GLOBAL OPPORTUNITIES FUND

1290 Broadway, Suite 1100

Denver, Colorado 80203

(877) 256-8445

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2009

To the Shareholders of Clough Global Opportunities Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Clough Global Opportunities Fund (the “Fund”) will be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on Friday, July 17, 2009, at 10:00 a.m. Mountain Time, for the following purposes:

1.     Shareholders of the Fund are being asked to elect two (2) Trustees of the Fund; and

2.     To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on May 18, 2009, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Edmund J. Burke
President and Trustee
May 27, 2009

CLOUGH GLOBAL OPPORTUNITIES FUND

ANNUAL MEETING OF SHAREHOLDERS

July 17, 2009

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Clough Global Opportunities Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Friday, July 17, 2009, at 10:00 a.m. Mountain Time, at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof.

Internet Availability of Proxy Materials

As required by the Securities and Exchange Commission (“SEC”) the Fund is furnishing proxy materials to its shareholders on the Internet, rather than mailing paper copies to each shareholder.  The Notice of Internet Availability of Proxy Materials (“Notice”) tells you how to access and review the proxy materials and vote your shares via the Internet.  If you would like to receive a paper copy of the Fund’s proxy materials free of charge, please follow the instructions in the Notice.  The Notice of the Annual Meeting of Shareholders or the Proxy Statement with the accompanying proxy card were mailed to shareholders on or about May 27, 2009.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, officers of the Fund and officers and regular employees of The Bank of New York Mellon (“BNY”), the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator and affiliates of BNY, ALPS or other representatives of the Fund also may solicit proxies by telephone, internet or in person.  The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS.  ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its Common Shares (as defined below).

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2009, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 877-256-8445 OR VIA THE INTERNET AT WWW.CLOUGHGLOBAL.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares represented thereby will be voted “FOR” the proposal listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.  Any such adjournment will require the affirmative vote of a majority of those Common Shares present at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on May 18, 2009, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has one class of capital stock: Common Shares (“Common Shares”). The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date there were 51,736,858.60 Common Shares outstanding.

The following tables show the ownership of Common Shares by each of the Trustees of the Fund, the Trustees and officers of the Fund as a group and persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares.

Trustees(2)

Name & Address(1)	Percentage of Shares Held	Total Shares Owned

Adam D. Crescenzi	0.00%	None
Andrew C. Boynton	0.00%	None
Edmund J. Burke	0.00%	None
James E. Canty	Less than 1%	6,350
Jerry G. Rutledge	Less than 1%	5,000
John F. Mee	0.00%	None
Richard C. Rantzow	0.00%	None
Robert L. Butler	Less than 1%	1,731
All Trustees and Executive Officers as a group	Less than 1%	13,081

5% or greater Shareholders(3)

Name & Address	Percentage of Shares Held	Total Shares Owned

Merrill Lynch 101 Hudson Street 9th Floor Jersey City, NJ 07302	50.58%	26,170,288

Morgan Stanley Harborside Financial Center Plaza 2 Jersey City, NJ 07311	5.18%	2,677,383

(1) The address for each Trustee and Executive Officer of the Fund is 1290 Broadway, Suite 1100 Denver, Colorado 80203.

(2) The following table shows Trustees and Executive Officers’ ownerships of Shares as of December 31, 2008.

(3) The following table shows 5% or greater shareholders ownership of Shares as of May 18, 2009.

In order that your Common Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL: TO ELECT TWO (2) TRUSTEES OF THE FUND

Nominees For The Board of Trustees

The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Edmund J. Burke and John F. Mee have been nominated by the Board of Trustees for election to a three-year term to expire at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting.  If a designated nominee declines or otherwise becomes unavailable for election; however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Trustees And Officers

Set forth in the table below are the nominees and existing Trustees for election to the Board of Trustees of the Fund and officers, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s), Address(1) Age and Positions Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Non-Interested Trustees/Nominees

Andrew C. Boynton Trustee Age, 53	Since 2006**	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund.	3

Robert L. Butler Chairman of the Board and Trustee Age, 68	Since 2006***	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 20 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001. Mr. Butler is currently Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund.	3

Adam D. Crescenzi Trustee Age, 66	Since 2006**	Mr. Crescenzi is a Trustee of Dean College and a Trustee and Chairman of the Nominating Committee of the Clough Global Allocation Fund and Clough Global Equity Fund. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He is retired from CSC Index as Executive Vice-President of Management Consulting Services.	3

John F. Mee Trustee & Nominee Age, 65	Since 2006*	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor, Harvard Law School Trial Advocacy Workshop 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Board of Trustees of the Clough Global Allocation Fund and Clough Global Equity Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

Richard C. Rantzow Trustee Age, 70	Since 2006***	Mr. Rantzow is Vice-Chairman and a Trustee and the Chairman of Audit Committee of the Clough Global Allocation Fund and Clough Global EquityFund. Mr. Rantzow is also a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Trustee, Age, 64	Since 2006**	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Allocation Fund and Clough Global Equity Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

Interested Trustees/Nominees(3)

Edmund J. Burke(4) Trustee, President & Nominee Age, 48	Trustee since 2006* President Since 2006

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is also currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Allocation Fund and Clough Global Equity Fund, and Reaves Utility Income Fund, is a Trustee of the Liberty All-Star Equity Fund, and is a Director of the Liberty All-Star Growth Fund, Inc.

			3

James E. Canty(5) Trustee Age, 46	Since 2006***	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough Capital Partners, L.P. (“Clough”). Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Allocation Fund and Clough Global Equity Fund. Because of his affiliation with Clough, Mr. Canty is considered an ‘‘interested’’ Trustee of the Trust.	3

Officers

Jeremy O. May Treasurer Age, 39	Since 2006

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is a Trustee of ALPS ETF Trust and Chairman, Trustee and Treasurer of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

None

Erin E. Douglas Secretary Age, 32	Since 2006

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliated of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Allocation Fund and Clough Global Equity Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

None

Michael T. Akins Chief Compliance Officer Age, 32	Since 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation from 2003 to 2006. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation from 2000 to 2003. Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust and ALPS ETF Trust.

None

Lauren E. Motley Assistant Treasurer Age, 28	Since 2008

Ms. Motley joined ALPS in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Motley worked for PricewaterhouseCoopers from 2003 to 2005. Ms. Motley is currently also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund and Reaves Utility Income Fund.

None

*                                         Term expires at the Fund’s 2009 Annual Meeting of Shareholders.

**           Term expires at the Fund’s 2010 Annual Meeting of Shareholders.

***         Term expires at the Fund’s 2011 Annual Meeting of Shareholders.

(1) Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

(2) The Fund commenced operations on April 25, 2006.

(3) “Interested Trustee” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”).

(4) Mr. Burke is considered to be an “Interested Trustee” because of his affiliation with ALPS Fund Services, Inc. (“ALPS”), which acts as the Fund’s administrator.

(5) Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as the Fund’s investment adviser.

Beneficial Ownership Of Common Shares Held In The Fund And The Fund Complex For Each Trustee And Nominee For Election As Trustee

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for the entire Fund Complex overseen by each Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund(1), (2)	Aggregate Dollar Range of Equity Securities Held in the Fund Complex(3)
Andrew C. Boynton	None	None
Edmund J. Burke	None	None
Robert L. Butler	$10,001-$50,000	$50,001-$100,000
James E. Canty	$50,001-$100,000	Over $100,000
Adam D. Crescenzi	None	None
John F. Mee	None	None
Richard C. Rantzow	None	None
Jerry G. Rutledge	$10,001-$50,000	Over $100,000

(1) This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2008. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) Ownership amount constitutes less than 1% of the total Common Shares outstanding.

(3) The Fund Complex consists of the Fund, Clough Global Allocation Fund and Clough Global Equity Fund, as all have a common investment adviser.

Trustee Transactions with Fund Affiliates

As of December 31, 2008, neither the Independent Trustees nor members of their immediate families owned securities beneficially or of record in the investment adviser, or an affiliate of the investment adviser.  Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor member of their immediate families have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the investment adviser or any affiliate of the investment advisor was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended March 31, 2009.  Trustees and Officers of the Fund who are employed by ALPS or Clough receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Fiscal Year Ended March 31, 2009.

Name of Person and Position	Aggregate Compensation Paid From the Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**
Andrew C. Boynton, Trustee	$22,000	$66,000
Edmund J. Burke, Trustee and President	None	None
Robert L. Butler, Chairman of the Board and Trustee	$28,200	$84,600
James E. Canty, Trustee	None	None
Adam D. Crescenzi, Trustee	$23,500	$70,500
John F. Mee, Trustee	$23,000	$69,000
Richard C. Rantzow, Chairman of the Audit Committee and Trustee	$25,850	$77,550
Jerry G. Rutledge, Trustee	$23,500	$70,500

*                                         Represents the total compensation paid to such persons by the Fund during the fiscal year ended March 31, 2009.

**                                  Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended March 31, 2009.  The Fund Complex consists of the Fund, the Clough Global Allocation Fund and the Clough Global Equity Fund.

The Fund pays the Chairman of the Board (the “Chairman”) and each Trustee who is not affiliated with ALPS or Clough or their affiliates (the “Independent Trustees”).  The Chairman receives an annual retainer of $16,800 per year plus $1,800 per meeting attended in person and by telephone.  The Audit Committee Chairman receives an annual retainer of $15,400 per year plus $1,650 per meeting attended in person and by telephone.  Independent Trustees receive an annual retainer of $14,000 per year plus $1,500 per meeting attended in person and by telephone, together with the Chairman, Audit Committee Chairman and each Independent Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings.  The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge during the fiscal year ended March 31, 2009, amounted to $146,050.  The aggregated remuneration (not including out-of-pocket expenses) paid by the Fund Complex to Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge during the fiscal year ended March 31, 2009, amounted to $438,150.  During the fiscal year ended March 31, 2009, the Board of Trustees of the Fund met seven times.  Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process, and the independent registered public accounting firm (the “independent accountants”) and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent accountant’s qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement.  The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on December 10, 2008. The Charter is available at the Fund’s website, www.cloughglobal.com.  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit

Committee, as representatives of shareholders.  The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on May 13, 2009, the Audit Committee reviewed and discussed with management of the Fund and the independent accountants, Deloitte & Touche LLP, the audited financial statements of the Fund as of and for the fiscal year ended March 31, 2009, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, (The Auditor’s communication with those charged with Governance) as currently modified or supplemented.  The Audit Committee also received from the independent accountants the written disclosures and statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T and discussed the relationship between the independent accountants and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or Fund’s independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended March 31, 2009.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Richard C. Rantzow, Chairman

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Jerry G. Rutledge

May 13, 2009

The Audit Committee met four times during the fiscal year ended March 31, 2009. The Audit Committee is composed of six of the Fund’s Independent Trustees (as such term is defined by the NYSE Amex’s listing standards (the “NYSE Amex Listing Standards”)), namely Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge.  None of the members of the Audit Committee are “interested persons” of the Fund.

Nominating Committee

The Board of Trustees has a Nominating Committee composed of six Independent Trustees as such term is defined by the NYSE Amex Listing Standards, namely Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge.  None of the members of the Nominating Committee are “interested persons” of the Fund.  The Nominating Committee met once during the fiscal year ended March 31, 2009.  The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created.  The Nominating Committee will consider Trustee candidates recommended by shareholders.  In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders.  The Nominating Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund.

The shareholder recommendation described above must be sent to the Fund’s Secretary c/o ALPS Fund Services, Inc. The Fund’s Nominating Committee has not adopted a charter.  If a charter is adopted in the future, it will be available at the time on the Fund’s website (www.cloughglobal.com).

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders.  No Trustees attended the Fund’s Annual Meeting of Shareholders held in 2008.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 555 17th Street, 36th Floor Denver, CO 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending March 31, 2010. Deloitte acted as the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2009. The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

Audit Fees

The aggregate fees billed for each of the last two fiscal year for professional services provided by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 were $28,333 and $28,647, respectively.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported above under “Audit Fees” for fiscal years 2009 and 2008 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services by Deloitte for tax compliance, tax advice and tax planning for fiscal years 2009 and 2008 were $4,165 and $3,250, respectively.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte other than services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees” for fiscal years 2009 and 2008 were $0 and $8,000, respectively.  The fees billed for fiscal year 2008 were for agreed-upon procedures performed by Deloitte related to asset coverage requirements for the Preferred shares which were redeemed in 2008.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to the Fund and all non-audit services to be provided by the independent registered public accountant to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund.  The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the investment adviser or the Fund’s officers).  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the investment adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent accountants during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit.  All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal year ended March 31, 2009, were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

Clough is the Fund’s investment adviser, and its business address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

ALPS is the Fund’s administrator and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, officers and Directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE Amex and to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely on a review of the reports filed with the SEC and upon representations that no Forms 5 were required to be filed, the Fund believes that during fiscal year ended March 31, 2009, all Section 16(a) filing requirements applicable to Fund officers, Trustees and greater than 10% beneficial owners were complied with except in two instances.  The initial statement of beneficial ownership of securities on Form 3 of Ms. Lauren E. Motley, Assistant Treasurer, was not filed within ten days after the event by which Ms. Motley became a reporting person.  The initial statement of beneficial ownership of securities of Ms. Motley has since been filed with the SEC.  Ms. Motley has no beneficial ownership of securities in the Fund.  A statement of change of beneficial ownership on Form 4 of Mr. Andrew C. Boynton, a Trustee of the Fund, was not filed before the end of the second business day following the day on which a transaction resulting in a change in beneficial ownership was executed.  The statement of change of beneficial ownership of Mr. Boynton has since been filed with the SEC.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election.  Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated September 30, 2009.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders may mail written communications to the full Board of Trustees (“Board”), to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2010 should be received by the Secretary of the Fund no later than January 27, 2010.  In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to the Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2010 annual meeting no earlier than December 27, 2009 and no later than January 27, 2010.  Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2010 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date.  Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CLOUGH GLOBAL OPPORTUNITIES FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Erin E. Douglas and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Opportunities Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Monday, July 17, 2009, at 10:00 a.m., and at any adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting.  Please refer to the Proxy Statement for a discussion of Proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PLEASE MARK YOUR VOTE WITH AN “X”

To Elect two (2) Trustees of the Fund:

(1) Edmund J. Burke

For	Withhold
Nominee ☐	Authority	☐

(2) John F. Mee

For All	Withhold
Nominees ☐	For All Except	☐

Please be sure to sign and date this proxy.

Signature:	Date:
Co-owner:	Date: